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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-53445) pertaining to the Nanophase Technologies Corporation Amended and Restated 1992 Stock Option Plan of our report dated February 2, 2001, with respect to the financial statements and schedule of Nanophase Technologies Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2000.

                                             /S/ ERNST & YOUNG LLP
                                             -----------------------------------
                                             Ernst & Young LLP

Chicago, Illinois
March 26, 2001